ASSET MANAGEMENT FUND

Money Market Fund
Class D Shares

SUPPLEMENT DATED NOVEMBER 13, 2009
TO PROSPECTUS DATED MARCH 1, 2009
AS SUPPLEMENTED AUGUST 11, 2009

The section “Distributor” on page 10 is deleted and replaced with the following:

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (“the Distributor”), as the principal distributor of the Class D Shares, directly and through other firms advertises and promotes the Fund.  The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) which allows the Class D Shares of the Fund to pay the Distributor a fee at an annual rate equal to 0.60% of the average daily net assets of the Class for the sale and distribution of its shares.  For the fiscal year ended October 31, 2008, the Distributor voluntarily agreed to waive 0.05% of its fee so that the Fund paid a fee equal to 0.55% of the average daily net assets of the Class.  This voluntary waiver may be terminated at any time by the Distributor.  Because these fees are paid out of the Class’s assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges.

Effective November 20, 2009, the Fund’s transfer agent is the Northern Trust Company.  As of that date, the section “Direct Purchases and Redemptions – Purchases” on page 11 is deleted and replaced with the following:

            To purchase shares of the Fund, Investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form.  After a completed application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Distributor.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund.  (As used in the Prospectus, the term “Business Day” means any day on which the Northern Trust Company and the Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business.  The Northern Trust Company is open weekdays and is closed on weekends and certain national holidays.)  Payment must be in the form of federal funds.  Checks are not accepted.  Wire transfer instructions for federal funds should be as follows:  Northern Trust Company, Chicago, IL, ABA# 071000152, Ref: Account Number 5201680000.  For purchase of Asset Management Fund, Money Market Fund; From: (Name of Investor); Reference (//1038(shareholder fund and shareholder account number)); $(Amount to be invested).

A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by the Northern Trust Company by 4:00 p.m., New York City time, of that day.

A purchase order is considered binding upon the investor.  If payment is not timely received, the Fund may hold the investor responsible for any resulting losses or expenses the Fund incurs.  In addition, the Fund, the Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Fund’s shares.  The Distributor reserves the right to reimburse the Fund in its sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Fund as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Fund, the Adviser, the Distributor or the Northern Trust Company.  If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return.  The Fund, the Adviser and/or the Distributor reserve the right to reject any purchase order.

The section “Shareholder Reference Information” on the last page is deleted and replaced with the following:

Shareholder Reference Information

Distributor
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Investment Adviser
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Administrator and Transfer
and Dividend Agent
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 South High Street
Columbus, Ohio 43215

Trustees and Officers
Rodger D. Shay
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Christopher M. Owen
Trustee

Maria F. Ramirez
Trustee

Rodger D. Shay, Jr.
Trustee and President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Rodney L. Ruehle
Chief Compliance Officer

Christine A. Cwik
Assistant Secretary

Robin M. Baxter
Assistant Secretary

Additional information about the Fund may be found in the Statement of Additional Information.  The Statement of Additional Information contains more detailed information on the Fund’s Investments and operations.  The semiannual and annual shareholder reports contain a listing of the Fund’s portfolio holdings and financial statements.  These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.